UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (or date of earliest event reported): July 26, 2024
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loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6561 Irvine Center Drive
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

First Amendment to Credit and Security Agreement with Goldman Sachs Bank USA

On July 26, 2024, loanDepot FA Agency MSR, LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of loanDepot.com, LLC, as borrower (the “Borrower”), entered into the First Amendment (the “First Amendment”) to Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) with loanDepot.com, LLC, a Delaware limited liability company and an indirect, majority-owned subsidiary of loanDepot, Inc., as guarantor (the “Company”), the financial institutions that may from time to time become parties thereto (each such financial institution, a “Lender” and collectively, the “Lenders”), and Goldman Sachs Bank USA (“GS Bank”), as administrative agent, pursuant to which the Lenders provide a revolving line of credit to the Company that is secured by certain of the Company’s mortgage servicing rights with respect to mortgage loans serviced for Fannie Mae pursuant to the Fannie Mae servicing contract and other collateral listed in the Credit Agreement. The primary purposes of the First Amendment are to (a) upon execution of an amendment to the acknowledgment agreement, extend the Maturity Date until January 28, 2026, and (b) change the aggregate facility amount to $450,000,000 and the committed amount to $250,000,000.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1#
First Amendment to Credit Agreement, dated as of July 26, 2024, by and among loanDepot FA Agency MSR, LLC, as borrower, loanDepot.com, LLC, as guarantor, and Goldman Sachs Bank USA, as Administrative Agent for the financial institutions that may from time to time become parties as Lenders, and the Lenders, as defined in the Credit Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

#    Confidential information has been omitted because it is both (i) not material and (ii) is the type of information that the Company treats as private or confidential pursuant to Item 601(b)(10) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ David Hayes
Name: David Hayes
Title: Chief Financial Officer

Date: July 30, 2024